UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                          April 11, 1997


                    Southern National Corporation
       (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                             56-0939887
(State of incorporation)          (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (910) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 11 pages.

ITEM 5. OTHER EVENTS
       The purpose of this Current Report on Form 8-K is to file Southern National Corporation's Quarterly Performance Summary for the first quarter of 1997, including sections distributed to the media and a supplement distributed to analysts.
EXHIBIT INDEX
Exhibit 99.1       Quarterly Performance Summary issued April 11, 1997

April 11, 1997



FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS                                                  MEDIA
B. Gloyden Stewart, Jr.  Scott E. Reed                    Bob Denham
Senior Vice President    Senior Executive Vice President  Vice President
Investor Relations       Chief Financial Officer          Public Relations
(919) 246-4219           (910) 733-3088                   (910) 733-2202


Southern National reports first quarter increase of 15.6%


	WINSTON-SALEM, N.C. -- Southern National Corporation (NYSE:SNB) reported first quarter 1997 earnings today of $83.1 million compared to prior year earnings of $71.9 million, an increase of 15.6%. On a fully diluted per share basis, Southern National earned $.74 in the first quarter, a 15.6% increase over 1996 earnings of $.64 per share. Southern National's earnings produced a return on average assets of 1.58% and a return on average equity of 19.16%, compared to prior year ratios of 1.43% and 17.48%, respectively.

	"We are very pleased with our first quarter earnings and excited about the prospects for the rest of 1997," said Chairman and Chief Executive
Officer John A. Allison. "Our first quarter fully diluted earnings per share of $.74 marks the eighth consecutive quarter of growth in recurring earnings per share following the merger of equals, while our returns on assets and equity are in the top quartile of the banking industry. The earnings growth is primarily the result of the successful implementation of the BB&T sales management strategy and substantial improvements in productivity."

	Southern National's noninterest income increased to $85.5 million for the quarter, up 24.0% from $69.0 million earned last year. The increase is primarily the result of the successful marketing of insurance products and services and investment brokerage services, as well as growth in trust revenues, mortgage banking income and other service charges. The net interest margin increased to 4.56% for the quarter compared to 4.38% for the first quarter of 1996. The efficiency ratio, a key measure of productivity, improved to 51.3% compared to 53.8% in the prior year.


                                 MORE

	Southern National has continued to pursue a strategy of economically feasible acquisitions during the first quarter. On January 23, 1997, an agreement was reached to purchase Refloat, Inc. of Mount Airy, N.C., and its principal subsidiary, Sheffield Financial Corp., a finance company that specializes in loans to small commercial lawn care businesses across the country. On February 4, 1997, Southern National announced plans to acquire Phillips Factors Corporation, which purchases and manages accounts receivable primarily in the furniture, textiles, home furnishings-related and temporary staffing industries. Phillips Factors is located in High Point, N.C. Additionally, on March 1, 1997, Southern National completed the acquisition of Fidelity Financial Bankshares Corporation of Richmond, Va.

	"Through our first quarter acquisitions, we made important progress in expanding our base of business," said Mr. Allison. "Sheffield presents us with an opportunity to enter the national credit business, while Phillips provides an entry into the accounts receivable factoring market. With
BB&T's existing distribution systems, we believe we can generate referrals and significantly grow both businesses. Our acquisition of Fidelity gives us a substantial presence in the dynamic Richmond market."

	Southern National, which announced an agreement to purchase United Carolina Bancshares last November, expects to complete the merger July 1 pending approval from shareholders and regulators. Shareholders of both companies will vote on the merger at their annual meetings on April 22.

	"The employees of Southern National and UCB are exhibiting a high level of energy and teamwork to ensure the success of our merger," added Mr.
Allison. "Among our primary goals for 1997 is the successful execution of the merger, which will provide BB&T with the largest share of the Carolinas market."

	Southern National, with $22.1 billion in assets at March 31, 1997, is the parent company of Branch Banking and Trust Company (BB&T) and presently has the second largest share of deposits in North Carolina and the third largest in South Carolina. Through its subsidiaries in the Carolinas and Virginia, Southern National currently operates 423 banking offices in 221 cities and towns.

	The common stock of Southern National Corporation is traded on the New York Stock Exchange under the symbol SNB. The stock closed at $37.38 on April 10.

 #

	Southern National's news releases are available at no charge through PR Newswire's Company News On-Call facsimile service. For a menu of Southern National's news releases or to retrieve a specific release call 800-758-
5804, extension 809325.

 QUARTERLY PERFORMANCE SUMMARY                                            B. Gloyden Stewart, Jr.
 Southern National Corporation  (NYSE:SNB)                                Senior Vice President                (919) 246-4219
 Page 3                                                                   Investor Relations                   (919) 246-4871

                                                          For the Three Months Ended               Increase / (Decrease)
(Dollars in thousands, except per share data)            3/31/97             3/31/96                $                  %
INCOME STATEMENT

 Interest income - taxable equivalent

 Interest & fees on loans & leases                $           336,770     $       318,967     $        17,803                 5.6 %
 Interest & dividends on securities                            88,792              80,590               8,202                10.2
 Interest on short-term investments                               271                 244                  27                11.1
  Total interest income - taxable equivalent                  425,833             399,801              26,032                 6.5

 Interest expense

 Interest on deposits                                         140,950             140,488                 462                  .3
 Interest on short-term borrowed funds                         26,971              29,536              (2,565)               (8.7)
 Interest on long-term debt                                    30,099              22,074               8,025                36.4
  Total interest expense                                      198,020             192,098               5,922                 3.1

 Net interest income - taxable equivalent                     227,813             207,703              20,110                 9.7

 Less: Taxable equivalent adjustment                           10,014               8,068               1,946                24.1

  Net interest income                                         217,799             199,635              18,164                 9.1

 Provision for loan & lease losses                             17,000              11,400               5,600                49.1

  Net interest income after provision for loan & lease        200,799             188,235              12,564                 6.7

 Noninterest income

 Service charges on deposits                                   30,600             25,214                5,386                21.4
 Mortgage banking activities                                   10,486              9,300                1,186                12.8
 Trust income                                                   5,344              4,674                  670                14.3
 Agency insurance commissions                                   9,900              6,189                3,711                60.0
 Other insurance commissions                                    3,059              2,608                  451                17.3
 Other nondeposit fees & commissions                           18,720             15,623                3,097                19.8
 Securities gains (losses), net                                   811                 (8)                 819                  NM
 Other income                                                   6,593              5,389                1,204                22.3
  Total noninterest income                                     85,513             68,989               16,524                24.0

 Noninterest expense

 Personnel expense                                             81,058            74,911                 6,147                 8.2
 Occupancy & equipment expense                                 26,776            25,124                 1,652                 6.6
 Federal deposit insurance expense                              1,135             3,355                (2,220)              (66.2)
 Foreclosed property expense                                      573               744                  (171)              (23.0)
 Amortization of intangibles & servicing rights                 3,870             3,230                   640                19.8
 Other noninterest expense                                     47,630            42,280                 5,350                12.7
  Total noninterest expense                                   161,042           149,644                11,398                 7.6

 Income before income taxes                                   125,270           107,580                17,690                16.4
 Provision for income taxes                                    42,202            35,729                 6,473                18.1

  Net income                                        $          83,068  $         71,851                11,217                15.6 %

PER SHARE DATA

 Primary earnings                                 $               .74  $            .66  $                .08                12.1 %
 Fully diluted earnings                                           .74               .64                   .10                15.6

 Weighted average shares -  Primary                       111,554,075       108,334,659
                            Fully diluted                 111,554,075       112,109,898
 Dividends paid on common shares                  $               .27  $            .23  $                .04                17.4 %

PERFORMANCE RATIOS

 Return on average assets                                        1.58 %            1.43 %
 Return on average common equity                                19.16             17.99
 Return on average total equity                                 19.16             17.48
 Net yield on earning assets (taxable equivalent)                4.56              4.38
 Efficiency (taxable equivalent) *                               51.3              53.8

NOTES:  Applicable ratios are annualized.
        * Excludes securities gains (losses) & foreclosed property expense.
        NM - not meaningful.

 QUARTERLY PERFORMANCE SUMMARY                                            B. Gloyden Stewart, Jr.
 Southern National Corporation  (NYSE:SNB)                                Senior Vice President                (919) 246-4219
 Page 4                                                                   Investor Relations                   (919) 246-4871

                                                        As of / For the Three Months Ended          Increase / (Decrease)
(Dollars in thousands)                                   3/31/97             3/31/96                $                  %
SELECTED BALANCE SHEET DATA

 End of period balances

 Securities, at carrying value*                   $         5,345,023  $        4,835,082  $          509,941                10.5 %
 Loans & leases*                                           15,349,240          14,209,510           1,139,730                 8.0
 Allowance for loan & lease losses                            193,987             178,885              15,102                 8.4
 Other earning assets                                          29,349              12,608              16,741               132.8

  Total earning assets                                     20,729,693          19,058,784           1,670,909                 8.8

  Total assets                                             22,052,195          20,328,588           1,723,607                 8.5

 Noninterest-bearing deposits                               2,009,401           1,995,143              14,258                  .7
 Interest-bearing deposits                                 13,546,695          13,168,170             378,525                 2.9

  Total deposits                                           15,556,096          15,163,313             392,783                 2.6

 Short-term borrowed funds                                  2,183,091           1,676,998             506,093                30.2
 Long-term debt                                             2,273,288           1,603,346             669,942                41.8

  Total interest-bearing liabilities                       18,003,074          16,448,514           1,554,560                 9.5

  Total shareholders' equity                      $         1,753,437  $        1,602,601  $          150,836                 9.4 %

 Average balances

 Securities, at amortized cost*                   $         5,164,308  $        4,957,943  $          206,365                 4.2 %
 Loans & leases*                                           14,903,144          14,021,351             881,793                 6.3
 Other earning assets                                          19,900              17,560               2,340                13.3

  Total earning assets                                     20,087,352          18,996,854           1,090,498                 5.7

  Total assets                                             21,356,193          20,154,199           1,201,994                 6.0

 Noninterest-bearing deposits                               1,839,994           1,798,323              41,671                 2.3
 Interest-bearing deposits                                 13,189,783          12,706,314             483,469                 3.8

  Total deposits                                           15,029,777          14,504,637             525,140                 3.6

 Short-term borrowed funds                                  2,137,125           2,215,462             (78,337)               (3.5)
 Long-term debt                                             2,160,263           1,511,577             648,686                42.9

  Total interest-bearing liabili                           17,487,171          16,433,353           1,053,818                 6.4

 Common equity                                              1,758,266           1,592,447             165,819                10.4
 Preferred equity                                                  --              60,967             (60,967)                 NM
  Total shareholders' equity                      $         1,758,266  $        1,653,414  $          104,852                 6.3 %

NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
        Applicable ratios are annualized.
        * Balances reflect the securitization of $1.2 billion of loans during 1995 & 1996. The increase in end of period loans, excluding the impact of these securitizations, was 13.4%. Average loan growth, excluding the impact of the securitizations, was 11.8%.
        NM - not meaningful.

 QUARTERLY PERFORMANCE SUMMARY                                            B. Gloyden Stewart, Jr.
 Southern National Corporation  (NYSE:SNB)                                Senior Vice President                (919) 246-4219
 Page 5                                                                   Investor Relations                   (919) 246-4871

                                                                        As of / For the Quarter Ended
(Dollars in thousands, except per share data)
                                   3/31/97             12/31/96            9/30/96             6/30/96             3/31/96
INCOME STATEMENT

 Interest income - taxable equivalent

 Interest & fees on loans &
   leases                      $        336,770   $           327,724  $          323,363  $          323,747  $          318,967
 Interest & dividends on
   securities                            88,792                93,399              90,269              81,971              80,590
 Interest on short-term
   investments                              271                   154                 218                 155                 244
  Total interest income -
    taxable equivalent                  425,833               421,277             413,850             405,873             399,801

 Interest expense

 Interest on deposits                   140,950               142,900             144,489             136,870             140,488
 Interest on short-term borrowed
   funds                                 26,971                24,334              24,594              27,472              29,536
 Interest on long-term debt              30,099                30,759              28,842              25,762              22,074
  Total interest expense                198,020               197,993             197,925             190,104             192,098

 Net interest income - taxable
   equivalent                           227,813               223,284             215,925             215,769             207,703

 Less: Taxable equivalent
   adjustment                            10,014                 9,326               8,348               8,446               8,068

  Net interest income                   217,799               213,958             207,577             207,323             199,635

 Provision for loan & lease losses       17,000                15,500              13,500              13,261              11,400

  Net interest income after provision
    for loan & lease losses             200,799               198,458             194,077             194,062             188,235

 Noninterest income

 Service charges on deposits             30,600                28,223              27,340              26,804              25,214
 Mortgage banking activities             10,486                 9,518               6,992               8,542               9,300
 Trust income                             5,344                 6,008               5,963               6,166               4,674
 Agency insurance commissions             9,900                 6,038               5,549               4,577               6,189
 Other insurance commissions              3,059                 3,072               2,943               2,566               2,608
 Other nondeposit fees &
   commissions                           18,720                17,941              17,780              17,491              15,623
 Securities gains (losses), net             811                 2,663                 705               (154)                 (8)
 Other income                             6,593                 6,931               7,650               7,092               5,389
  Total noninterest income               85,513                80,394              74,922              73,084              68,989

 Noninterest expense

 Personnel expense                       81,058                77,086              74,599              75,787              74,911
 Occupancy & equipment expense           26,776                26,629              26,750              25,091              25,124
 Federal deposit insurance
   expenses                               1,135                   --               36,293               3,172               3,355
 Foreclosed property expense                573                   646                 214                 348                 744
 Amortization of intangibles
   & servicing rights                     3,870                 4,275               2,482               2,792               3,230
 Other noninterest expense               47,630                54,568              47,396              46,281              42,280
  Total noninterest expense             161,042               163,204             187,734             153,471             149,644

 Income before income taxes             125,270               115,648              81,265             113,675             107,580
 Provision for income taxes              42,202                35,968              25,299              37,508              35,729

  Net income                 $           83,068   $            79,680  $           55,966  $           76,167  $           71,851


PER SHARE DATA

 Primary earnings            $              .74   $               .72  $              .50  $              .69  $              .66
 Fully diluted earnings                     .74                   .72                 .50                 .68                 .64
 Dividends paid on common shares            .27                   .27                 .27                 .23                 .23
 Book value per common share              16.07                 15.82               15.18               14.82               14.68

NOTE:  Net income, excluding nonrecurring items, was $77.2 million, or $.70 per fully diluted share, for the third quarter of 1996.

 QUARTERLY PERFORMANCE SUMMARY                                            B. Gloyden Stewart, Jr.
 Southern National Corporation  (NYSE:SNB)                                Senior Vice President                (919) 246-4219
 Page 6                                                                   Investor Relations                   (919) 246-4871

                                                                        As of / For the Quarter Ended
(Dollars in thousands)             3/31/97               12/31/96            9/30/96             6/30/96             3/31/96
SELECTED BALANCE SHEET DATA

 End of period balances

 Securities, at carrying value $      5,345,023   $         5,261,507  $        5,616,726  $        5,261,852  $        4,835,082
 Loans & leases                      15,349,240            14,584,064          14,110,996          14,143,518          14,209,510
 Allowance for loan & lease
   losses                               193,987               183,932             184,203             181,269             178,885
 Other earning assets                    29,349                20,986               7,862              22,209              12,608
  Total earning assets               20,729,693            19,846,501          19,754,062          19,482,208          19,058,784

  Total assets                       22,052,195            21,246,562          21,096,557          20,719,452          20,328,588

 Noninterest-bearing deposits         2,009,401             1,990,415           2,039,356           1,946,849           1,995,143
 Interest-bearing deposits           13,546,695            12,963,499          12,979,056          13,043,835          13,168,170
  Total deposits                     15,556,096            14,953,914          15,018,412          14,990,684          15,163,313

 Short-term borrowed funds            2,183,091             2,263,303           2,095,282           1,906,065           1,676,998
 Long-term debt                       2,273,288             2,051,767           2,050,211           1,955,559           1,603,346
  Total interest-bearing
    liabilities                      18,003,074            17,278,569          17,124,549          16,905,459          16,448,514

  Total shareholders' equity          1,753,437             1,729,169           1,656,806           1,619,030           1,602,601

 Goodwill                                91,717                54,409              38,596              38,681              39,948
 Core deposit & other intangibles         7,782                 9,003               7,312               7,700               7,809
  Total intangibles                      99,499                63,412              45,908              46,381              47,757

  Mortgage servicing rights              50,855                37,074              35,549              29,786              21,786

  Negative goodwill                      37,613                39,172              40,732              42,291              43,851

 Average balances

 Securities, at amortized cost $      5,164,308   $         5,408,963  $        5,353,806  $        4,975,231  $        4,957,943
 Loans & leases                      14,903,144            14,326,427          14,145,593          14,269,580          14,021,351
 Other earning assets                    19,900                11,213              14,983              10,780              17,560
  Total earning assets               20,087,352            19,746,603          19,514,382          19,255,591          18,996,854

  Total assets                       21,356,193            21,031,881          20,703,073          20,400,678          20,154,199

 Noninterest-bearing deposits         1,839,994             1,927,944           1,853,529           1,848,295           1,798,323
 Interest-bearing deposits           13,189,783            13,090,127          13,139,545          12,741,060          12,706,314
  Total deposits                     15,029,777            15,018,071          14,993,074          14,589,355          14,504,637

 Short-term borrowed funds            2,137,125             1,881,838           1,823,310           2,129,143           2,215,462
 Long-term debt                       2,160,263             2,161,321           1,977,109           1,779,639           1,511,577
  Total interest-bearing
    liabilities                      17,487,171            17,133,286          16,939,964          16,649,842          16,433,353

 Common equity                        1,758,266             1,709,689           1,642,720           1,631,951           1,592,447
 Preferred equity                            --                    --                  --                  --              60,967
  Total shareholders' equity          1,758,266             1,709,689           1,642,720           1,631,951           1,653,414

RISK-BASED CAPITAL

 Risk-based capital:
  Tier 1                     $        1,652,955   $         1,666,481  $        1,622,634  $        1,606,263  $        1,555,932
  Total                               2,093,666             2,093,143           2,050,123           2,022,831           1,714,575
 Risk-based capital ratios:
  Tier 1                                   10.7 %                11.7 %              11.3 %              11.9 %              12.3 %
  Total                                    13.6                  14.7                14.3                15.0                13.5
 Leverage capital ratio                     7.8                   8.0                 7.9                 7.9                 7.7

PERFORMANCE RATIOS

 Return on average assets                  1.58 %                1.51 %              1.08 %              1.50 %              1.43 %
 Return on average common equity          19.16                 18.54               13.55               18.77               17.99
 Return on average total equity           19.16                 18.54               13.55               18.77               17.48
 Net yield on earning assets
   (taxable equivalent)                    4.56                  4.52                4.42                4.49                4.38
 Efficiency (taxable equivalent)*          51.3                  54.0                53.3                53.0                53.8
 Noninterest income as a percentage
   of total income (taxable equivalent)*   27.1                  25.8                25.6                25.3                24.9
 Equity as a percentage of total assets
  end of period                             8.0                   8.1                 7.9                 7.8                 7.9
 Average earning assets as a percentage
  of average total assets                  94.1                  93.9                94.3                94.4                94.3
 Average loans & leases as a percentage
  of average deposits                      99.2                  95.4                94.3                97.8                96.7

NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
        Applicable ratios are annualized.
        * Excludes securities gains (losses), foreclosed property expense & nonrecurring items.

 QUARTERLY PERFORMANCE SUMMARY                                            B. Gloyden Stewart, Jr.
 Southern National Corporation  (NYSE:SNB)                                Senior Vice President                (919) 246-4219
 Page 7                                                                   Investor Relations                   (919) 246-4871

                                                                        As of / For the Quarter Ended
(Dollars in thousands, except per share data)
                                        3/31/97               12/31/96            9/30/96             6/30/96             3/31/96
ASSET QUALITY ANALYSIS

 Allowance For Loan & Lease Losses
  Beginning balance          $          183,932   $           184,203  $          181,269  $          178,885  $          175,588
  Allowance for acquired loans            3,811                    --                  --                  --                  --
  Provision for loan & lease
    losses                               17,000                15,500              13,500              13,261              11,400
  Charge-offs                           (14,435)              (19,159)            (15,014)            (14,150)            (11,161)
  Recoveries                              3,679                 3,388               4,448               3,273               3,058
   Ending balance            $          193,987   $           183,932  $          184,203  $          181,269  $          178,885

 Nonperforming Assets
  Nonaccrual loans & leases  $           57,681   $            59,717  $           58,238  $           63,703  $           65,799
  Foreclosed real estate                  9,938                 9,023               7,166               4,926               4,938
  Other foreclosed property              13,418                11,429               8,609               7,426               6,336
   Nonperforming assets      $           81,037   $            80,169  $           74,013  $           76,055  $           77,073

  Loans 90 days or more past due
   & still accruing          $           27,999   $            32,052  $           28,222  $           18,025  $           28,249

 Asset Quality Ratios
  Nonaccrual loans & leases as a
   percentage of total loans & l            .38 %                 .41 %               .41 %               .45 %               .46 %
  Nonperforming assets as a percentage of:
   Total assets                             .37                   .38                 .35                 .37                 .38
   Loans & leases plus
    foreclosed property                     .53                   .55                 .52                 .54                 .54
  Net charge-offs as a percentage of
   average loans & leases                   .29                   .44                 .30                 .31                 .23
  Allowance for loan & lease losses as
   a percentage of loans & lease           1.26                  1.26                1.31                1.28                1.26
  Ratio of allowance for loan & lease
    losses to:
   Net charge-offs                         4.45 x                2.93 x              4.38 x              4.14 x              5.49 x
   Nonaccrual loans & leases               3.36                  3.08                3.16                2.85                2.72

MEMO ITEMS

 Unrealized (depreciation)
  appreciation on securities
  available for sale            $        (4,102)   $            11,809  $         (11,736)  $         (33,614)  $          (1,088)
 Common stock prices (daily
   close)                   High          40.75                 36.75               33.88               31.75               29.75
                             Low          35.25                 33.38               28.63               28.88               25.88
                   End of period          37.25                 36.25               33.25               31.75               27.75
 Weighted average shares -
                         Primary    111,554,075           111,322,206         110,841,221         110,944,393         108,334,659
                   Fully diluted    111,554,075           111,393,144         111,013,052         111,230,630         112,109,898
 End of period shares
   outstanding                      109,138,628           109,297,489         109,112,010         109,224,753         109,137,735
 End of period banking offices              423                   419                 425                 432                 437


NOTES:  All items referring to loans & leases include loans held for sale & are net of unearned income.
        Applicable ratios are annualized.

 QUARTERLY PERFORMANCE SUMMARY                                            B. Gloyden Stewart, Jr.
 Southern National Corporation  (NYSE:SNB)                                Senior Vice President                (919) 246-4219
 Page 8                                                                   Investor Relations                   (919) 246-4871

                                                                         For the Quarter Ended
                                        3/31/97               12/31/96            9/30/96             6/30/96             3/31/96
INTEREST YIELDS/RATES (Taxable equivalent)

 Interest income:
 Securities                                6.88 %                6.91 %              6.74 %              6.63 %              6.54 %
 Loans & leases                            9.14                  9.11                9.10                9.13                9.15
 Other earning assets                      5.52                  5.46                5.79                5.78                5.59

  Total earning assets                     8.55                  8.50                8.45                8.48                8.46

 Interest expense:
 Interest-bearing deposits                 4.33                  4.34                4.37                4.32                4.45
 Short-term borrowed funds                 5.12                  5.14                5.37                5.19                5.36
 Long-term debt                            5.63                  5.66                5.80                5.82                5.87

  Total interest-bearing
    liabilies                              4.59                  4.60                4.65                4.59                4.70

 Net yield on earning assets               4.56 %                4.52 %              4.42 %              4.49 %              4.38 %

NOTE:  Yields calculated based on securities at amortized cost.

                                                                                          As of
(Dollars in thousands)                                                                   3/31/97
DERIVATIVES: INTEREST RATE SWAPS, CAPS & FLOORS                                                                           Net
                                                          Notional                Receive               Pay            Unrealized
 Type                                                      Amount                  Rate                 Rate         Gains (Losses)

 Receive fixed swaps                                 $     487,000                   6.59 %              5.48 %  $         (1,449)
 Pay fixed swaps                                           298,150                   5.55                5.45                 527
 Basis swaps                                               300,000                   5.55                5.73                (871)
 Floors                                                    105,000                      -                   -                 110

 Total                                               $   1,190,150                   6.02 %              5.54 %  $         (1,683)

                                                                               One Year             One to              After
 Contractual Maturity Schedule                            Total                or Less            Five Years          Five Years

 Receive fixed swaps                                 $     487,000        $        35,000       $     202,000          $  250,000
 Pay fixed swaps                                           298,150                162,190             131,761               4,199
 Basis swaps                                               300,000                 50,000             250,000                   -
 Floors                                                    105,000                      -             105,000                   -

 Total                                               $   1,190,150        $       247,190       $     688,761          $  254,199

                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SOUTHERN NATIONAL CORPORATION
                                                  (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                              Sherry A. Kellett
                                 Executive Vice President and Controller
                                      (Principal Accounting Officer)

Date:  April 11, 1997